FOR IMMEDIATE RELEASE

CONTACT:           STEVEN KESSLER
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
1845 WALNUT STREET, SUITE 1000
PHILADELPHIA, PA 19103
215/546-5005, 215/546-4785 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR FOURTH QUARTER AND FISCAL YEAR ENDED SEPTEMBER 30, 2006

Philadelphia, PA November 27, 2006 - Resource America, Inc. (Nasdaq: REXI) (the "Company") reported income from continuing operations of $3.9 million and $17.3 million for the fourth quarter and fiscal year ended September 30, 2006, respectively, as compared to $793,000 and $5.4 million for the fourth quarter and fiscal year ended September 30, 2005, respectively, an increase of $3.1 million (386%) and $11.9 million (220%), respectively. Income from continuing operations per common share-diluted was $0.21 and $0.90 per common share for the fourth quarter and fiscal year ended September 30, 2006, respectively, as compared to income from continuing operations per common share-diluted of $0.04 and $0.28 per common share for the fourth quarter and fiscal year ended September 30, 2005, respectively, an increase of $0.17 (425%) and $0.62 (221%), respectively.

Net income was $4.1 million, or $0.22 per common share-diluted, and $19.9 million, or $1.04 per common share-diluted, for the fourth quarter and fiscal year ended September 30, 2006, respectively, as compared to a net loss of $1.2 million, or $0.06 per common share-diluted, and net income of $16.5 million, or $0.86 per common share-diluted, for the fourth quarter and fiscal year ended September 30, 2005, respectively. Discontinued operations for fiscal 2005 include nine months of operations and spin-off costs related to Atlas America, Inc. (Nasdaq: ATLS), the Company’s former 80% owned energy subsidiary, prior to its tax-free distribution to shareholders on June 30, 2005. The fourth quarter ended September 30, 2005 included $144,000 of spin-off costs while the fiscal year ended September 30, 2005 reflected $16.5 million of Atlas America income from discontinued operations, net of tax, including $2.7 million of spin-off costs. Excluding the operations of Atlas America and related spin-off costs, net loss per common share-diluted would have been $0.05 and $0.00 per common share for the fourth quarter and fiscal year ended September 30, 2005, respectively.

Assets under management increased to $12.1 billion at September 30, 2006 from $7.1 billion at September 30, 2005, an increase of $5.0 billion (70%), as follows:

At September 30,
	2006	2005
Financial fund management	$10.6 billion (1)	$6.1 billion (1)
Real estate	0.9 billion (2)	0.6 billion (2)
Commercial finance	0.6 billion (3)	0.4 billion (3)
	$12.1 billion	$7.1 billion

(1)	We value our financial fund management assets at their amortized cost.

(2)
We value our managed real estate assets as the sum of: the amortized cost of our commercial real estate loans; the book value of real estate and other assets held by our real estate investment partnerships and tenant-in-common, or TIC, property interests; the amount of our outstanding legacy loan portfolio; and the book value of our interests in real estate.

(3)	We value our commercial finance assets as the sum of the book value of the equipment and notes financed by us.

Operating income as adjusted, before depreciation and amortization, was $8.8 million and $30.3 million for the fourth quarter and fiscal year ended September 30, 2006, respectively, as compared to $2.7 million and $10.9 million for the fourth quarter and fiscal year ended September 30, 2005, respectively, an increase of $6.1 million (223%) and $19.4 million (179%), respectively. The following reconciles operating income as adjusted to our operating income for the quarters and fiscal years ended September 30, 2006 and 2005 (in thousands):

	Three Months Ended		Years Ended
	September 30,		September 30,
	2006	2005	2006	2005
Operating income	$8,100	$1,987	$27,258	$8,643
Plus:
Depreciation and amortization	709	738	3,064	2,209
Operating income as adjusted	$8,809	$2,725	$30,322	$10,852

Management of the Company believes that operating income as adjusted provides additional information with respect to the Company’s ability to meet its debt service, capital expenditures and working capital requirements. This measure is similar to EBITDA, a commonly used measure of a business’ ability to generate cash flow without consideration of its financing structure. EBITDA is widely used by commercial banks, investment bankers, rating agencies and investors in evaluating performance relative to peers and pre-set performance standards. Neither adjusted operating income nor EBITDA are measures of financial performance under GAAP and, accordingly, should not be considered as a substitute for net income or cash flows from operating activities prepared in accordance with GAAP.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the financial fund management, real estate and commercial finance sectors.

For more information, please visit our website at www.resourceamerica.com or contact investor relations at pschreiber@resourceamerica.com.

Highlights for the Fourth Quarter, Fiscal Year Ended September 30, 2006 and Recent Developments

CORPORATE:

•
The Company increased its managed assets to $12.1 billion at September 30, 2006 from $7.1 billion at September 30, 2005 (70%). Additionally, the Company closed two CDOs subsequent to September 30, 2006 (of which $793.0 million was included in our year end assets under management) for which it has been engaged as the collateral manager. These CDOs will begin to generate management fees at the end of the first quarter of fiscal 2007.

•
The Company increased its revenues to $23.3 million and $78.8 million for the fourth quarter and fiscal year ended September 30, 2006, respectively, an increase of $10.8 million (87%) and $31.7 million (67%) from the fourth quarter and fiscal year ended September 30, 2005, respectively.

•
The Company repurchased 61,079 shares of its common stock for $1.2 million at an average price of $19.39 in the fourth quarter ended September 30, 2006 and 820,559 shares of its common stock for $14.6 million at an average price of $17.84 for the fiscal year ended September 30, 2006.

•
As of September 30, 2006, the Company employed 224 full-time workers (including 76 investment professionals), an increase of 70, or 45%, from 154 employees (including 51 investment professionals) at September 30, 2005.

•
The Company increased its cash balance by $7.3 million to $37.6 million at September 30, 2006 from $30.4 million at September 30, 2005. Additionally, $8.1 million and $5.0 million of cash was held in escrow accounts at September 30, 2006 and 2005, respectively.

FINANCIAL FUND MANAGEMENT:

•	The Company’s financial fund management division increased its assets under management to $10.6 billion at September 30, 2006, an increase of $4.5 billion (73%) from September 30, 2005.

•	Financial fund management revenues increased to $30.8 million for the fiscal year ended September 30, 2006 from $15.9 million (94%) for the fiscal year ended September 30, 2005.

•
Apidos Capital Management, LLC (“Apidos”), the Company’s wholly-owned subsidiary focusing on investing in financing, structuring and managing bank loans, increased it managed assets to $1.9 billion at September 30, 2006 from $413.4 million (366%) at September 30, 2005.

•
Ischus Capital Management, LLC (“Ischus”), the Company’s wholly-owned subsidiary focusing on investing in financing, structuring and managing asset-backed securities, including residential mortgage-backed and commercial mortgage-backed securities, increased its managed assets to $4.4 billion at September 30, 2006 from $2.8 billion (56%) at September 30, 2005.

•
Trapeza Capital Management (“Trapeza”), the Company’s fund manager that originates, structures, finances and manages trust preferred securities and senior debt securities of banks, bank holding companies, insurance companies and other financial companies, increased its managed assets to $4.2 billion at September 30, 2006 from $2.9 billion (46%) at September 30, 2005.

REAL ESTATE:

•
Resource Real Estate Holdings, Inc. (“RRE”), the Company’s real estate asset manager that invests in and manages investment vehicles that manage real estate assets and operates the Company’s commercial real estate debt platform, increased its assets under management to $883.7 million at September 30, 2006, an increase of $264.9 million (43%) from September 30, 2005. Excluding assets managed in our legacy portfolio, RRE’s assets under management increased by $496.0 million (172%) to $784.5 million at September 30, 2006 from $288.5 million at September 30, 2005.

•	Commercial real estate debt portfolio managed on behalf of Resource Capital Corp. grew to $439.7 million at September 30 , 2006 from $86.9 million (406%) at September 30, 2005.

•
RRE revenues increased to $23.7 million for the fiscal year ended September 30, 2006 from $17.8 million (33%) for the fiscal year ended September 30, 2005. The fiscal year ended September 30, 2006 included the sale of a partial interest in a real estate venture, resulting in a $4.2 million gain. In the fiscal year ended September 30, 2005, we realized a gain of $6.3 million from refinancing the mortgage on this investment.

•	RRE resolved loans with a combined book value of $43.9 million, realizing $43.6 million in net proceeds during the fiscal year ended September 30, 2006.

COMMERCIAL FINANCE:

•
LEAF Financial Corporation (“LEAF”), the Company’s commercial finance asset manager, increased its lease and note originations to $423.6 million for the fiscal year ended September 30, 2006, an increase of $172.8 million (69%) from the fiscal year ended September 30, 2005.

•	Commercial finance assets under management increased to $612.7 million at September 30, 2006, an increase of $273.0 million (80%) from September 30, 2005.

•
LEAF II, a publicly-registered partnership managed by LEAF on behalf of individual investors, completed its public offering on October 13, 2006 after having raised the maximum of $60.0 million under its registration statement.

•	LEAF’s revenues increased to $23.8 million for the fiscal year ended September 30, 2006 from $13.4 million (78%) for the fiscal year ended September 30, 2005.

•	LEAF entered into a $150.0 million revolving warehouse credit facility with a group of banks led by National City Bank.

•	LEAF filed a $120.0 million registration statement with the Securities Exchange Commission on October 2, 2006 for LEAF III.

RESOURCE EUROPE:

•
In April 2006, the Company commenced its European leveraged loan operations, Resource Europe, based in London, England, and hired Rob Reynolds and four other professionals to manage and develop these operations.

•	As of November 21, 2006, Resource Europe managed €100.0 million of bank loan assets.

Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied in this release. For information pertaining to risks relating to these forward-looking statements, reference is made to the section “Risk Factors” contained in Item 1 of the Company’s Annual Report on Form 10-K.

The remainder of this release contains the Company’s consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows.

RESOURCE AMERICA, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30,
	2006	2005
ASSETS
Cash	$37,622	$30,353
Restricted cash	8,103	5,000
Accounts receivable	1,847	10,677
Receivables from managed entities	8,795	4,280
Investments in commercial finance	108,850	41,394
Assets held for sale	1,312	107,520
Loans held for investment	69,314	97,752
Investments in real estate	50,104	46,049
Investment securities available-for-sale	64,857	38,353
Investments in unconsolidated entities	26,626	24,564
Property and equipment, net	9,525	30,521
Deferred income taxes	6,408	7,086
Other assets	23,390	15,486
Total assets	$416,753	$459,035

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$12,448	$7,794
Accrued expenses and other liabilities	14,341	16,835
Payables to managed entities	1,579	591
Liabilities associated with assets held for sale	1,145	74,438
Borrowings	172,238	147,302
Deferred revenue	1,592	1,239
Deferred income tax liabilities	10,746	7,086
Minority interests	9,602	16,614
Total liabilities	223,691	271,899
Commitments and contingencies	−	−

Stockholders’ equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	-	-
Common stock, $.01 par value, 49,000,000 shares authorized; 26,401,708 and 26,371,780 shares issued, respectively	264	264
Additional paid-in capital	259,882	258,019
Retained earnings	25,464	9,845
Treasury stock, at cost; 9,110,290 and 8,312,760 shares, respectively	(96,960)	(82,556)
ESOP loan receivable	(465)	(488)
Accumulated other comprehensive income	4,877	2,052
Total stockholders’ equity	193,062	187,136
	$416,753	$459,035

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Years Ended
	September 30,		September 30,
	2006	2005	2006	2005
	(unaudited)
REVENUES:
Financial fund management	$10,165	$5,036	$30,834	$15,944
Real estate	5,316	3,253	23,676	17,791
Commercial finance	7,357	4,191	23,840	13,381
Resource Europe	474	−	474	−
	23,312	12,480	78,824	47,116
COSTS AND EXPENSES:
Financial fund management	3,769	3,257	11,104	9,110
Real estate	3,857	1,861	12,122	9,903
Commercial finance	4,061	1,908	14,443	8,884
Resource Europe	566	−	995	−
General and administrative	2,250	2,729	9,838	8,367
Depreciation and amortization	709	738	3,064	2,209
	15,212	10,493	51,566	38,473
OPERATING INCOME	8,100	1,987	27,258	8,643
OTHER INCOME (EXPENSE):
Interest expense	(4,560)	(1,288)	(10,119)	(2,811)
Minority interest.	(539)	(245)	(1,775)	(1,403)
Other income, net	1,510	762	5,154	4,550
	(3,589)	(771)	(6,740)	336
Income from continuing operations before taxes and cumulative effect of a change in accounting principle	4,511	1,216	20,518	8,979
Provision for income taxes	657	423	3,236	3,591
Income from continuing operations before cumulative effect of a change in accounting principle	3,854	793	17,282	5,388
Income (loss) from discontinued operations, net of tax	254	(1,974)	1,231	11,070
Cumulative effect of a change in accounting principle, net of tax	−	−	1,357	−
NET INCOME (LOSS)	$4,108	$(1,181)	$19,870	$16,458
Basic earnings (loss) per common share:
Continuing operations	$0.22	$0.04	$0.98	$0.30
Discontinued operations	0.02	(0.11)	0.07	0.63
Cumulative effect of accounting change	−	−	0.08	−
Net income (loss)	$0.24	$(0.07)	$1.13	$0.93
Weighted average shares outstanding	17,329	18,112	17,627	17,696
Diluted earnings (loss) per common share:
Continuing operations	$0.21	$0.04	$0.90	$0.28
Discontinued operations	0.01	(0.10)	0.07	0.58
Cumulative effect of accounting change	−	−	0.07	−
Net income (loss)	$0.22	$(0.06)	$1.04	$0.86
Weighted average shares outstanding	18,915	20,437	19,121	19,204

Dividends declared per common share	$0.06	$0.05	$0.24	$0.20

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Years Ended September 30,
	2006	2005 (1)	2004 (1)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$19,870	$16,458	$18,409
Adjustments to reconcile net income to net cash used in operating activities:
Cumulative effect of a change in accounting principle, net of tax	(1,357)	−	−
Depreciation and amortization	3,180	2,247	1,696
Equity in earnings of unconsolidated entities	(8,747)	(7,807)	(8,679)
Minority interest earnings	1,775	1,403	−
Distributions from unconsolidated entities	12,570	13,899	7,041
Income from discontinued operations	(1,231)	(11,070)	(16,799)
Gain on sale of investment securities available-for-sale	(668)	(1,544)	(9,453)
(Gain) loss on asset dispositions	(7,715)	(7,781)	3,802
Deferred income tax (benefit) provision	(3,120)	3,591	1,127
Non-cash compensation on long-term incentive plans	1,739	1,251	753
Non-cash compensation issued	2,396	−	−
Non-cash compensation received	(1,844)	(1,839)	−
Tax benefit from exercise of stock options	−	2,517	121
Increase in net assets of FIN 46 entities	−	(2,922)	(717)
Increase in commercial finance investments	(68,376)	(17,886)	(16,720)
Changes in operating assets and liabilities	12,474	(9,471)	6,894
Net cash used in operating activities of continuing operations	(39,054)	(18,954)	(12,525)

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(4,141)	(2,414)	(1,604)
Payments received on real estate loans and real estate	42,058	7,417	26,441
Investments in real estate	(33,004)	(16,753)	(6,619)
Return of capital from investments in unconsolidated entities	−	9,390	−
Purchases of investment securities available-for-sale	(34,820)	(26,800)	(10,372)
Proceeds from sales of investment securities available-for-sale	7,205	5,038	20,170
Increase in restricted cash	(3,103)	(5,000)	−
Dividends received from Atlas America	−	−	52,133
(Increase) decrease in other assets	(13,821)	321	12,066
Net cash (used in) provided by investing activities of continuing operations	(39,626)	(28,801)	92,215

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS − (Continued)
(in thousands)

	Years Ended September 30,
	2006	2005 (1)	2004 (1)
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in borrowings	$570,448	$267,643	$142,857
Increase in principal payments on borrowings	(501,088)	(258,865)	(233,097)
Investor contributions to financial fund management investments	−	10,410	−
Dividends paid	(4,251)	(3,533)	(2,619)
Proceeds from issuance of stock	133	5,819	613
Purchase of treasury stock	(14,642)	(5,179)	−
Tax benefit from exercise of stock options	231	−	−
Other	−	(1,660)	(197)
Net cash provided by (used in) financing activities of continuing operations	50,831	14,635	(92,443)

CASH FLOWS FROM DISCONTINUED OPERATIONS:
Operating activities	1,771	23,566	35,214
Investing activities	37,172	−	−
Net cash provided by discontinued operations	38,943	23,566	35,214
Net cash retained by entities previously consolidated	(3,825)	−	−
Increase (decrease) in cash	7,269	(9,554)	22,461
Cash at beginning of period	30,353	39,907	17,446
Cash at end of period	$37,622	$30,353	$39,907

(1)  Revised presentation to reflect detail of cash flows from discontinued operations.

Reconciliation of Net Cash (Used In) Operating Activities of Continuing Operations to Net Cash Provided By Operating Activities of Continuing Operations, As Adjusted

Net cash provided by operating activities of continuing operations, as adjusted was $20.8 million for the fiscal year ended September 30, 2006, an increase of $9.5 million (84%) as compared to $11.3 million for the fiscal year ended September 30, 2005. The following reconciles net cash provided by continuing operations, as adjusted to net cash (used in) operating activities of continuing operations for the fiscal years ended September 30, 2006 and 2005, respectively (in thousands):

	Fiscal Years Ended
	September 30,
	2006	2005
Net cash (used in) operating activities of continuing operations	$(39,054)	$(18,954)

Adjustments:
Increase in commercial finance investments	68,376	17,886
Changes in operating assets and liabilities	(12,474)	9,471
Cash proceeds from the sale of a partial partnership interest	4,000	−
Increase in net assets of FIN 46 entities	−	2,922
Net cash provided by operating activities of continuing operations, as adjusted	$20,848	$11,325